                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  March 8, 2004
               ------------------------------------------------------------
                        (Date of earliest event reported)

                 Corporate Asset Backed Corporation on behalf of
                 -----------------------------------------------
               CABCO Series 2004-1 Trust (Goldman Sachs Capital I)
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                   033-91744-04                   22-3281571
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission                 (I.R.S. Employer
                                  File Number)               Identification No.)

         445 Broad Hollow Road
         Suite 239
         Melville, New York                                      11747
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including area code (631) 587-4700

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ITEM 5. Other Events

On March 8, 2004, Corporate Asset Backed Corporation ("CABCO") transferred $62,500,000 aggregate principal amount of 6.345% Capital Securities issued by Goldman Sachs Capital I (the "Underlying Securities") to CABCO Series 2004-1 Trust (Goldman Sachs Capital I) (the "Trust") established by CABCO, which Trust issued Class A-1 Callable Certificates and Class B-1 Callable Certificates (the "Certificates") pursuant to a Trust Agreement, dated as of March 8, 2004 (the "Trust Agreement"), between CABCO and U.S. Bank Trust National Association, as trustee (the "Trustee") and Option Agent. The Class A-1 Certificates were purchased by UBS Securities LLC ("UBS Securities"), as underwriter (the "Underwriter"), from CABCO pursuant to an underwriting agreement, dated March 1, 2004 (the "Underwriting Agreement"), between CABCO and UBS Securities.

ITEM 7. Financial Statements and Exhibits

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits

Item 601(a) of
Regulation S-K

Exhibit No.                               Description
-----------                               -----------
  4.1            Trust Agreement, dated as of March 8, 2004, between Corporate
                 Asset Backed Corporation, as Depositor, and U.S. Bank Trust
                 National Association, as Trustee and Option Agent.

  5.1 Opinion of Sullivan & Cromwell LLP, dated March 8, 2004, with respect to legality.

  8.1 Opinion of Sullivan & Cromwell, dated March 8, 2004, with respect to federal income tax matters.

  10.1 Class A-1 Call Option Agreement, dated as of March 8, 2004, among Corporate Asset Backed Corporation, UBS Securities and
                 U.S. Bank Trust National Association, as agent on behalf of UBS
                 Securities and its successors.

  23.1 Consent of Sullivan & Cromwell LLP (included in their opinions filed as Exhibit 5.1 and 8.1).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CORPORATE ASSET BACKED CORPORATION
                                              as Depositor of CABCO Series
                                              2004-1 Trust (Goldman Sachs
                                              Capital I)

                                              /s/ James Hausmann
                                              -------------------------------
                                              Name: James Hausmann
                                              Title: Vice President

March 10, 2004

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                                INDEX TO EXHIBITS

Exhibit No.                             Description
-----------                             -----------
   4.1           Trust Agreement, dated as of March 8, 2004, between Corporate
                 Asset Backed Corporation, as Depositor, and U.S. Bank Trust
                 National Association, as Trustee and Option Agent.

   5.1 Opinion of Sullivan & Cromwell LLP, dated March 8, 2004, with respect to legality.

   8.1 Opinion of Sullivan & Cromwell LLP, dated March 8, 2004, with respect to federal income tax matters.

   10.1 Class A-1 Call Option Agreement, dated as of March 8, 2004, among Corporate Asset Backed Corporation, UBS Securities LLC and U.S. Bank Trust National Association, as agent on behalf of UBS Securities and its successors.

   23.1 Consent of Sullivan & Cromwell LLP (included in their opinions filed as Exhibit 5.1 and 8.1).